
A. ORIGINAL DEAL PARAMETER INPUTS
(A) Total Receivable Balance                                                                             $305,686,731.00
(B) Total Certificate Balance                                                                            $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                       96.00%
    (ii)  Original Class A Principal Balance                                                             $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                                 6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                        4.00%
    (ii)  Original Class B Principal Balance                                                              $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                                 6.70%
(E) Servicing Fee Rate (per annum)                                                                                  1.00%
(F) Weighted Average Coupon (WAC)                                                                                  12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                      60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                                      45.97 months
(I) Number of Receivables                                                                                         31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                  1.50%
    (ii)  Reserve Fund Initial Deposit                                                                     $4,585,300.97
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                1.00%
          (c) Percent of Remaining Certificate Balance                                                              3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                      8.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
(A) Total Receivable Balance                                                                             $175,668,724.89
(B) Total Certificate Balance                                                                            $175,668,724.89
(C) Total Certificate Pool Factor                                                                              0.5746691
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                     $168,641,825.53
    (ii) Class A Certificate Pool Factor                                                                       0.5746691
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                       $7,026,899.36
    (ii) Class B Certificate Pool Factor                                                                       0.5746691
(F) Reserve Fund Balance                                                                                    5,709,233.56
(G) Cumulative Net Losses for All Prior Periods                                                             3,818,228.77
(H) Charge-off Rate for Second Preceding Period                                                                     0.72%
(I) Charge-off Rate for Preceding Period                                                                            0.37%
(J) Delinquency Percentage for Second Preceding Period                                                              0.37%
(K) Delinquency Percentage for Preceding Period                                                                     0.48%
(L) Weighted Average Coupon (WAC)                                                                                 11.460%
(M) Weighted Average Remaining Maturity (WAM)                                                                      36.33 months
(N) Number of Receivables                                                                                         22,775

C. INPUTS FROM THE MAINFRAME

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                             8,887,453.53
    (ii)  Prepayments in Full                                                                                       0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                            0.00
    (iv) Other Refunds Related to Principal                                                                         0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                              1,729,456.68
    (ii)  Repurchased Loan Proceeds Related to Interest                                                             0.00
(C) Weighted Average Coupon (WAC)                                                                                  11.49%
(D) Weighted Average Remaining Maturity (WAM)                                                                      35.80 months
(E) Remaining Number of Receivables                                                                               21,850

(F) Delinquent Receivables                             Dollar Amount                                     #  Units
                                                       --------------                                    --------
    (i)  30-59 Days Delinquent                              3,469,706                  1.98%                  450
    (ii)  60-89 Days Delinquent                               498,289                  0.28%                   69
    (iii) 90 Days or More Delinquent                          294,005                  0.17%                   35


D. INPUTS DERIVED FROM OTHER SOURCES

(A) Reserve Fund Investment Income                                                                    25,589.57
(B) Collection Account Investment Income                                                                   0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                      212,357.92
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                       126,792.50
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                   85,565.42
    (ii)  Liquidation Proceeds Related to Interest                                                         0.00
    (iii) Recoveries from Prior Month Charge Offs                                                     84,683.42


E. COLLECTIONS
Interest Collections:
(A) Interest Payments Received                                                                     1,729,456.68
(B) Liquidation Proceeds Related to Interest                                                               0.00
(C) Repurchased Loan Proceeds                                                                              0.00
(D) Recoveries from Prior Month Charge Offs                                                           84,683.42
                                                                                                     ----------
(E) Interest Collections                                                                           1,814,140.10

Principal Collections:
(F) Principal Payments Received                                                                   $8,887,453.53
(G) Liquidation Proceeds Related to Principal                                                         85,565.42
(H) Repurchased Loan Proceeds                                                                              0.00
                                                                                                    -----------
(I) Principal Collections                                                                          8,973,018.95

(J) Total Collections                                                                            $10,787,159.05


F. DISTRIBUTABLE AMOUNTS
   ---------------------
(A) Servicing Fee :
    (i)   Servicing Fee                                                                             $146,390.60
    (ii)  Prior Collection Period unpaid Servicing Fees                                                    0.00
                                                                                                 --------------
    (iii)  Total Servicing Fee                                                                      $146,390.60

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                  $920,503.30
    (ii)  Class A prior period Interest Carryover Shortfall                                                0.00
                                                                                                    -----------
    (iii)  Class A Interest Distribution                                                            $920,503.30
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                   $39,233.52
    (ii)  Class B prior period Interest Carryover Shortfall                                                0.00
                                                                                                   ------------
    (iii)  Class B Interest Distribution                                                             $39,233.52

(D) Total Certificate Interest Distribution                                                         $959,736.82
(E) Total Certificate Interest Distribution plus Total Servicing Fee                              $1,106,127.42


F. DISTRIBUTABLE AMOUNTS
   ---------------------
Principal:
(F) Principal Collections                                                                         $8,973,018.95
(G) Realized Losses                                                                                  126,792.50
                                                                                                  -------------
(H) Total Monthly Principal                                                                       $9,099,811.45

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                8,735,811.20
    (ii)  Class A prior period Principal Carryover Shortfall                                               0.00
                                                                                                    -----------
    (iii)  Class A Principal Distribution                                                          8,735,811.20
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                  364,000.25
    (ii)  Class B prior period Principal Carryover Shortfall                                               0.00
                                                                                                    -----------
    (iii)  Class B Principal Distribution                                                            364,000.25

(K) Total Principal Distribution                                                                   9,099,811.45

(L) Total Interest and Principal Distribution Amounts                                             10,205,938.87
       plus Servicing Fee

G. DISTRIBUTIONS
   -------------
(A) Total Interest Collections available to be distributed                                         1,814,140.10
(B)  Class B Percentage of Principal Collections                                                     358,928.44
(C) Servicing Fee :
    (i)   Total Servicing Fee                                                                        146,390.60
    (ii)  Servicing Fee paid                                                                         146,390.60
                                                                                                    -----------
    (iii)  Unpaid Servicing Fee                                                                            0.00

(D) Total Interest Collections available to be distributed after Servicing Fee paid                                 1,667,749.50
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                               920,503.30
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                            920,503.30
    (iii)  Total Interest Collections available after Class A Interest Distribution paid                              747,246.20
    (iv)  Class A Interest Distribution remaining to be paid                                                                0.00
    (v)  Class A Interest Distribution paid from Class B Percentage of Principal Collections                                0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                                0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                                             0.00
    (viii) Class A Interest Carryover Shortfall                                                                             0.00
    (ix)  Class A Interest Distribution paid                                                                          920,503.30

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                                39,233.52
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution             39,233.52
    (iii)  Total Interest Collections available after Class B Interest Distribution paid                              708,012.68
    (iv)  Class B Interest Distribution remaining to be paid                                                                0.00
    (v)  Class B Interest Distribution paid from Reserve Fund                                                               0.00
    (vi)  Class B Interest Carryover Shortfall                                                                              0.00
    (vii)  Class B Interest Distribution paid                                                                          39,233.52

(G) Total Interest Paid                                                                                               959,736.82
(H) Total Interest and Servicing Fee Paid                                                                           1,106,127.42
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid       708,012.68

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                     8,973,018.95
(K) Excess Interest                                                                                                   708,012.68
(L)  Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                            0.00
(M) Total Collections available to be distributed as principal                                                      9,681,031.63

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                            8,735,811.20
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed                    8,735,811.20
    (iii) Total Collections available after Class A Principal Distribution paid                                       945,220.43
    (iv)  Class A Principal Distribution remaining to be paid                                                               0.00
    (v)  Class A Principal Distribution paid from Reserve Fund                                                              0.00
    (vi)  Class A Principal Carryover Shortfall                                                                             0.00
    (vii)   Total Class A Principal Distribution paid                                                               8,735,811.20

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                              364,000.25
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed                      364,000.25
    (iii) Total Collections available after Class B Principal Distribution paid                                       581,220.18
    (iv)  Class B Principal Distribution remaining to be paid                                                               0.00
    (v)  Class B Principal Distribution paid from Reserve Fund                                                              0.00
    (vi)  Class B Principal Carryover Shortfall                                                                             0.00
    (vii)   Total Class B Principal Distribution paid                                                                 364,000.25

(P)  Total Excess Cash to the Reserve Fund                                                                            581,220.18


H. POOL BALANCE AND PORTFOLIO INFORMATION
   --------------------------------------

                                                              Beginning                           End
                                                              of Period                        of Period

                                                        -----------------------              ---------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates             $175,668,724.89                   $166,568,913.44
    (ii)   Aggregate Certificate Pool Factor                   0.5746691                         0.5449007
    (iii)   Class A Principal Balance                     168,641,825.53                    159,906,014.33
    (iv)   Class A Pool Factor                                 0.5746691                         0.5449007
    (v)   Class B Principal Balance                         7,026,899.36                      6,662,899.11
    (vi)   Class B Pool Factor                                 0.5746691                         0.5449007

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                            11.46%                            11.49%
    (ii)  Weighted Average Remaining Maturity (WAM)                36.33 months                      35.80 months
    (iii) Remaining Number of Receivables                         22,775                            21,850
    (iv)  Pool Balance                                   $175,668,724.89                   $166,568,913.44




I. RECONCILIATION OF RESERVE ACCOUNT
   ---------------------------------

(A) Beginning Reserve Account Balance                                                         5,709,233.56
(B) Less: Draw to pay Class A Interest Distribution                                                   0.00
(C) Reserve Account Balance after draw                                                        5,709,233.56
(D) Less: Draw to pay Class B Interest Distribution                                                   0.00
(E) Reserve Account Balance after draw                                                        5,709,233.56
(F) Less: Draw to pay Class A Principal Distribution                                                  0.00
(G) Reserve Account Balance after draw                                                        5,709,233.56
(H) Less: Draw to pay Class B Principal Distribution                                                  0.00
(I) Reserve Account Balance after draw                                                        5,709,233.56
(J) Total excess Collections deposited in the Reserve Fund                                      581,220.18
                                                                                         -----------------
(K) Reserve Fund Balance                                                                      6,290,453.74
(L) Specified Reserve Account Balance                                                         5,413,489.69
(M) Reserve Account Release to Seller                                                           876,964.05
                                                                                         -----------------
(N) Ending Reserve Account Balance                                                            5,413,489.69
                                                                                         =================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                               $85,565.42
    (ii)   Liquidation Proceeds Related to Interest                                                                     0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                            84,683.42
(B) Realized Net Losses for Collection Period                                                                     126,792.50
(C) Charge-off Rate for Collection Period (annualized)                                                                  0.30%
(D) Cumulative Aggregate Net Losses for all Periods                                                             3,945,021.27

(E) Delinquent Receivables


                                                                  Dollar Amount                   #  Units
                                                                 --------------                   --------
    (i)  30-59 Days Delinquent                                         3,469,706         1.98%         450
    (ii)  60-89 Days Delinquent                                          498,289         0.28%          69
    (iii) 90 Days or More Delinquent                                     294,005         0.17%          35

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE

(A) Charge-off Rate
    (i) Second Preceding Collection Period                                                                   0.72%
    (ii) Preceding Collection Period                                                                         0.37%
    (iii) Current Collection Period                                                                          0.30%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                 0.46%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                                                                   0.37%
    (ii) Preceding Collection Period                                                                         0.48%
    (iii) Current Collection Period                                                                          0.45%
    (iv) Three Month Average (Avg(i,ii,iii))                                                                 0.43%

(C) Loss and Delinquency Trigger Indicator                                                      Trigger was not hit

L.  STATEMENT TO CERTIFICATEHOLDERS

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
(A)  Amount of distribution allocable to principal:                                   Dollars ($)                   Balance
                                                                                -------------------------     ---------------------
    (i)    Class A Certificates                                                       8,735,811.20                     29.7684215
    (ii)   Class B Certificates                                                         364,000.25                     29.7684215

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                    Dollars ($)                   Balance
                                                                                -------------------------     ---------------------
    (i)    Class A Certificates                                                         920,503.30                      3.1367356
    (ii)   Class B Certificates                                                          39,233.52                      3.2085692

(C)  Pool Balance as of the close of business on the last
     day of the Collection Period                                                  $166,568,913.44
                                                                                -------------------------

                                                                                                                  Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with                                                     Original Principal
     respect to the related Collection Period                                         Dollars ($)                   Balance
                                                                                -------------------------     ---------------------
    (i)  Total Servicing Fee                                                            146,390.60
    (ii)    Class A Percentage of the Servicing Fee                                     140,534.85                      0.4788909
    (ii)    Class B Percentage of the Servicing Fee                                       5,855.75                      0.4788909

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
                                                                                      Dollars ($)                   Balance
                                                                                -------------------------     ---------------------
(E)   (i)  Class A Interest Carryover Shortfall                                               0.00                      0.0000000
        (ii)  Class A Principal Carryover Shortfall                                           0.00                      0.0000000
        (iii)  Class B Interest Carryover Shortfall                                           0.00                      0.0000000
        (iv)  Class B Principal Carryover Shortfall                                           0.00                      0.0000000

        Change with respect to immediately preceding Distribution Date:
        (v)  Class A Interest Carryover Shortfall                                             0.00                      0.0000000
        (vi)  Class A Principal Carryover Shortfall                                           0.00                      0.0000000
        (vii)  Class B Interest Carryover Shortfall                                           0.00                      0.0000000
        (viii)  Class B Principal Carryover Shortfall                                         0.00                      0.0000000

(F)  Pool factors for each class of certificates, after giving effect
       to all payments allocated to principal                                                                      Pool Factor
                                                                                                              ---------------------
    (i)    Class A Pool Factor                                                                                          0.5449007
    (ii)   Class B Pool Factor                                                                                          0.5449007

(G)  Amount of the aggregate Realized Losses, if any, for such
       Collection Period ($)                                                           $126,792.50
                                                                                -------------------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the
      last day of the preceding Collection Period                                      $792,293.99

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
      giving effect to distributions made on such Distribution Date                  $5,413,489.69
                                                                                -------------------------

(J)  Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated
       to principal                                                                                              Principal Balance
                                                                                                              ----------------------
    (i)    Class A Principal Balance                                                                                159,906,014.33
    (ii)   Class B Principal Balance                                                                                  6,662,899.11

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on
       such Distribution Date                                                                $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
      Period ($)                                                                             $0.00
                                                                                --------------------------

M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                               $146,390.60
     (ii)  Servicing Fees retained by the Seller                                       146,390.60
                                                                                       ----------

     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                           $0.00
                                                                                                               ----

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
      (i)  for the Class A Interest Distribution                                      $920,503.30
      (ii)  for the Class A Principal Distribution                                   8,735,811.20
                                                                                     ------------
      (iii)  Total (i+ii)                                                                             $9,656,314.50
                                                                                                       ------------

(C) Withdraw from the Collection Account and deposit in the Class B
    Distribution Account:
      (i)  for the Class B Interest Distribution                                       $39,233.52
      (ii)  for the Class B Principal Distribution                                     364,000.25
                                                                                       ----------
      (iii)  Total (i+ii)                                                                               $403,233.77
                                                                                                         ----------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                        $581,220.18
                                                                                                         ----------

(E) Withdraw from the Reserve Fund and deposit in the Class A
    Distribution Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
          of Principal Collections                                                                            $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                               0.00
                                                                                                          ---------
     (iii)  Total                                                                                                            $0.00
                                                                                                                              ----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                                $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class B Interest Distribution, and the Class A Principal
           Distribution                                                                                        0.00
                                                                                                          ---------
     (iii)  Total                                                                                                            $0.00
                                                                                                                              ----



                             Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated June 1, 1996)



                           Banc One Auto Trust 1996-B



               Interest Period May 15, 1997 through June 13, 1997

               Collection Period May 1, 1997 through May 31, 1997




The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:      /s/ Tom Lewis      .....Attested:       /s/ Heather Smith

                Tom Lewis                               Accounting Specialist
                Vice President                          Bank One, Arizona,  N.A.
                Bank One, Arizona, N.A.